UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
November 23, 2010

L&L Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-54206 (Commission File Number)	27-3109518 (IRS Employer Identification No.)

265 Franklin Street, 20th Floor
Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 330-7755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On November 24, 2010, L&L Acquisition Corp. (the “Company”) issued a press release entitled “L&L Acquisition Corp. Announces Pricing of Initial Public Offering” announcing that the Company had priced its initial public offering of 4,000,000 units. A copy of the press release is attached hereto as Exhibits 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description of Exhibits
99.1	Press release of L&L Acquisition Corp. dated November 24, 2010.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L&L ACQUISITION CORP.
By:	/s/ John L. Shermyen
	Name:	John L. Shermyen
	Title:	Chief Executive Officer

Date: November 24, 2010